Calvert Income Fund

Annual report
September 30, 1995

Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)


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Existing Account:
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Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807
Principal
Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Annual Report_September 30,1995
Calvert Income fund

Dear Shareholder:
     This report for the Calvert Income Fund covers the fiscal year ending September 30, 1995, a period marked by steadily falling interest rates. The climate proved favorable for bonds as declining rates, which fell to 20-month lows by quarter's end, pushed the prices of fixed-income securities higher. According to Lipper Analytical Services, the Lehman Aggregate Bond Index advanced 14.06% for the 12-months ending September 30, 1995, well above its 15-year average annual return of 10.82%.

Chart 1: Treasury Yield Curve

A line graph showing the yield curve for 9/30/94 and 9/30/95.

     The bond market rally during the period was fueled by expectations of a reversal in Federal Reserve policy. After adhering to a restrictive policy for more than a year, the Fed cut the Federal Funds rate one quarter of a percentage point in July of 1995. The rate cut was in response to slowing economic growth and good news on the inflation front. With inflation and economic growth both running under 3%, it appears the Fed has been successful in achieving its desired soft landing.

Performance and Strategy Review

Investment Performance

Periods Ended 9/30/95              6 Months    12 Months
Income Fund                          8.86%      14.90%

Lipper
Corp. Debt
Funds Average                        8.14%      13.80%


Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.

     As the chart shows, the Fund's 12-month total return of 14.90% surpassed the Lipper Corporate Debt Funds Average total return of 13.80%. Calvert Asset Management assumed management responsibilities for the Fund in February of this year.
     The Fund's average maturity was slightly longer than its index during the past six months as interest rates were in a declining phase. We recently shortened the average maturity from approximately 17 to 16 years because we expect rates to remain within their current trading range for sometime. Outlook
     Our approach to the markets is based on the expectation of continued moderate inflation in the 2% to 3% range. That appears likely given current expectations for reasonable GDP growth as well as improving productivity and consumer spending. In addition, the Group of Seven nations have recently reiterated their commitment to a stable dollar. Without the threat of higher inflation, we do not expect the Federal Reserve to lower interest rates in the near term.
     We appreciate your investment in the Calvert Income Fund.

Sincerely,

(signature)

Clifton S. Sorrell
President

Portfolio Statistics
Maturity Schedule

% of Portfolio                   9/30/95        3/31/95
Less than 1 Year                      6%             6%
1-5 Years                            10%             5%
5-10 Years                           37%            27%
10-20 Years                          15%            22%
20-30 Years                          24%            29%
30 Years and Above                    8%            11%
     Weighted Average           16 years       17 years

SEC Yields

Thirty Days Ended                9/30/95        3/31/95
A Shares                           5.56%          6.22%
C Shares                           4.93%          5.61%

Average Annual Total Returns for periods ended September 30, 1995

Class A Shares                          Class C Shares
One Year                10.59%          One Year                12.58%
Five Years               8.78%          Since Inception (3/94)   3.35%
Ten Years                9.23%

Calvert Income Fund
Comparison of change in value of $10,000 investment

Chart 2: Comparison of change in value of $10,000 investment

A Line chart showing a $10,000 investment in the Income Fund in 9/85 growing to $24,179 compared to the same in the Lehman Aggregate Bond Index growing to $25,917.

Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in Class C shares would be different.
Past performance is no guarantee of future results.



Report of Independent Accountants

To the Board of Trustees of the Calvert Fund, Inc., and Shareholders of Calvert Income Fund:

     We have audited the accompanying statement of assets and liabilities of Calvert Income Fund (one of the portfolios comprising The Calvert Fund), including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to-
 express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the respective years in the period ended September 30, 1993 were audited by other auditors whose report dated October 29, 1993, expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Income Fund as of September 30, 1995, and the results of its operations for the year then ended, and the changes in net assets, and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 9, 1995


Calvert Income Fund
Portfolio of Investments
September 30, 1995

  Principal
Debt Securities  (95.0%)                          Amount     Value   Ratings<F1>
U.S. Government Obligations, Agencies
and Instrumentalities (9.3%)
Small Business Administration, 8.05%, 6/1/12    $885,761    $924,902
Tennessee Valley Authority, 6.235%, 7/15/45    2,000,000   2,004,082     Aaa/AAA
U.S. Treasury Bonds, 7.50%, 11/15/24           1,000,000   1,112,640
                                                           4,041,624

Mortgage Securities (28.2%)
Advanta Mortgage Series 1993, 5.50%, 3/25/10   1,453,067   1,363,613     Aaa/AAA
Bank America National Trust & Savings Mortgage
  pass-thru Series 1978, 9.00%, 4/5/08            31,151      31,891     NR/BBB+
Federal Home Loan Mortgage Corp.,7.00%,9/1/25    980,000     967,142
Federal Home Loan Mortgage Corp., CMO Series
  83A 11.875%, 6/15/13                            22,696      23,403
Federal Home Loan Mortgage Corp., CMO Series
  1560, 6.60%, 10/15/22                        1,000,000     961,590
Federal National Mortgage Assn.,8.00%,3/15/00  1,000,000   1,008,330
Federal National Mortgage Assn.,7.21%,8/18/05  1,000,000   1,015,010
Federal National Mortgage Assn.,6.85%,9/12/05  1,000,000     998,150
Federal National Mortgage Assn.,7.00%,8/1/25     998,554     984,824
Federal National Mortgage Assn., CMO Series
  1993C, 6.50%, 2/25/23                        1,500,000   1,389,585
Federal National Mortgage Assn., CMO Series
  1993, 6.00%, 3/25/08                         1,000,000     953,160
GMAC Mortgage Corp. of Iowa, Series 1984-18b,
  11.25%, 2/1/99                                  17,369      17,369   Baa1/BBB+
Mid State Trust II, 9.625%, 4/1/03               500,000     540,470     Aaa/AAA
Prudential Home Mortgage, 6.75%, 12/26/23      1,000,000     927,500     Aaa/AAA
U.S.Dept. of Veterans Affairs,7.00%,5/15/08    1,000,000     998,440
Washington Mutual Savings Bank Mortgage
  pass-thru, 9.00%, 5/25/08                       41,214      47,611       NR/NR
                                                          12,228,088

Automobile (1.3%)
General Motors Corp., 9.625%, 12/1/00            500,000     562,735     A3/BBB+
                                                             562,735

Financial Services (14.3%)
CIT Group Holdings, Inc. 5.88%, 5/11/98        2,000,000   1,992,244      Aa3/A+
Ford Holding Inc., 9.25%, 3/1/00               1,000,000   1,097,730       A1/A+
Morgan Stanley Group, Inc., 9.375%, 6/15/01      500,000     561,580       A1/A+
NationsBank Corp., 5.375%, 12/1/95             1,500,000   1,498,710        A2/A
PNC Bank, 7.875%, 4/15/05                      1,000,000   1,063,280       A2/A-
                                                           6,213,544

Industrials (13.5%)
Parker & Parsley Pete Co., 8.875%, 4/15/05    $2,000,000  $2,144,400    Ba2/BBB-
USG Corp., 8.50%, 8/1/05                       2,000,000   2,035,000      Ba3/BB
Union Carbide Corp., 6.79%, 6/1/25             1,000,000     998,470
Westinghouse Electric Corp.,8.375%,6/15/02       700,000     694,197    Ba1/BBB-
                                                           5,872,067

Insurance (5.1%)
Aegon N.V., 8.00%, 8/15/06                       850,000     919,521      A1/AA-
Nationwide Mutual Life, 7.50%, 2/15/24           650,000     627,848      Aa3/NR
Zenith National Insurance Corp.,9.00%,5/1/02     600,000     666,342     Baa1/A-
                                                           2,213,711

Real Estate Management (1.3%)
Secured Finance Inc., 9.05%, 12/15/04            500,000     559,585     Aaa/AAA
                                                             559,585

Retail Goods (0.6%)
K Mart Corp., 6.00%, 1/1/08                      315,000     276,044    Baa2/BBB
                                                             276,044

Utilities (2.3%)
Pacific Bell Telephone, 7.375%, 7/15/43        1,000,000     992,820     Aa3/AA-
                                                             992,820

Municipal Bonds (8.4%)
Arkansas Development Financial
  Authority, 6.80%, 2/15/10                      600,000     553,500      Aa1/NR
Chicksaw Nation Oklahoma, 10.00%, 8/1/03       1,310,000   1,310,000       NR/NR
Eastern Connecticut Res. Recovery Authority,
  7.50%, 1/1/20                                  800,000     692,000       NR/A-
Tampa, Florida, Capital Improvement Project,
  8.375%, 10/1/18                              1,000,000   1,074,920      NR/BBB
  3,630,420

Yankee Dollar Denominated Bonds (8.4%)
BCH Cayman Island Ltd., 7.50%, 6/15/05         2,000,000   2,025,620       A3/A-
Petroliam Nasional Berhad, 7.125%, 8/15/05     1,000,000   1,018,687       NR/A+
Societe Generale, 9.875%, 7/15/03                500,000     589,423      Aa3/A+
                                                           3,633,730

Total Debt Securities
    (Cost $39,548,536)                                    31,224,368


Repurchase Agreements, for Delivery
at Cost, Collateralized by Securities
Issued or Guaranteed by the                 Principal
U.S. Government (2.3%)                      Amount           Value   Ratings<F1>

Paine Webber:
  5.75%, dated 9/26/95, due 10/5/95
  ($1,024,415, GNMA 6.50%, 1/15/24)           $1,000,000  $1,000,000


   Total Repurchase Agreements (Cost $1,000,000)           1,000,000

Equity Securities (3.2%)                          Shares
Preferred Stocks (3.2%)
Australian & New Zealand Bank, 9.125%             13,000     349,375       A3/A-
Bankers Trust NY Corp., 7.625%, Series O          15,000     376,875        A2/A
ELF Overseas Ltd., 8.50%, Series A                12,500     321,875      Aa3/A+
Santander Overseas Bank,Inc.,8.00%,Series D       15,000     367,500       A2/A-

Total Equity Securities (Cost $1,388,250)                  1,415,625

    TOTAL INVESTMENTS (98.2%) <F3>
    (Cost $41,936,786) <F2>                              $42,639,993

[FN]
Notes to Portfolio of Investments:
<F1> Ratings (Unaudited): Moody's Investors Service, Inc. ratings of securities in descending order of quality are Aaa, Aa, A, Baa. Ratings may be modified by a 1, 2, or 3 indicating quality within the generic rating classification. Standard and Poor's Corporation ratings are AAA, AA, A, BBB. Ratings may be modified by a plus or minus sign to show relative standing within the major rating categories. Long-term corporate debt obligations not rated by one of the above services are marked NR. Obligation is not rated by a commercial rating service, such as Moody's Investor Services, Inc., or Standard and Poor's Corporation; obligation has been determined to be of appropriate quality for the Portfolio by Calvert Asset Management Company, Inc. the Investment Advisor.

<F2> Cost of investments is substantially the same for federal income tax purposes.

<F3> The percentages shown represent the percentage of the investments to net assets.

[/FN]


Calvert Income Fund
Statement of Assets and Liabilities
September 30, 1995

Assets
Investments in securities, at value - see accompanying portfolio     $42,639,993
Cash                                                                     243,385
Receivable for securities sold                                         1,021,072
Receivable for shares sold                                                20,685
Interest and dividends receivable                                        668,573
Other assets                                                               6,147
     Total  assets                                                    44,599,855

Liabilities
Payable for securities purchased                                       1,101,076
Payable for shares redeemed                                               30,308
Payable to Calvert Asset Management Co., Inc.                             37,940
Payable to Calvert Shareholder Services, Inc.                              4,494
Payable to Calvert Distributors, Inc.                                      5,907
Accrued expenses and other liabilities                                    17,538
     Total liabilities                                                 1,197,263
       Net assets                                                    $43,402,592

Net Assets
Net assets consist of:

Paid-in capital applicable to 2,534,815 outstanding Class A
  Shares of beneficial interest, no par value (unlimited
  number of Class A Shares authorized)                               $42,147,520

Paid-in capital applicable to 46,243 outstanding Class C
  Shares of beneficial interest, no par value (unlimited
  number of Class C Shares authorized)                                   737,103
Undistributed net investment income                                       12,419
Accumulated realized gains (losses)                                    (197,657)
Net unrealized appreciation (depreciation) on investments                703,207
       Net assets                                                    $43,402,592

Net Asset Value and Offering Price Per Share
Class A  net asset value per share ($42,637,008 divided
  by 2,534,815 Class A shares)                                            $16.82
  Maximum sales charge (3.75% of Class A Shares offering price)              .66
  Offering price per Class A Share                                        $17.48
Class C  net asset value and offering price per share
  ($765,584 divided by 46,243 Class C shares)                             $16.56


See notes to financial statements.

Calvert Income Fund
Statement of Operations
Year Ended September 30, 1995

Net Investment Income
Investment Income
  Interest income                                                     $3,455,968
  Dividend income                                                        116,897
    Total investment income                                            3,572,865

Expenses
  Investment advisory fee                                                307,737
  Transfer agency fees and expenses                                       59,078
  Distribution Plan expenses:
         Class A                                                          64,981
         Class C                                                           5,779
  Trustee's fees and expenses                                              3,439
  Custodian fees                                                          11,661
  Registration fees                                                       41,117
  Reports to shareholders                                                 34,743
  Professional fees                                                       31,277
  Miscellaneous                                                           10,388
  Reimbursement from Advisor                                             (4,456)
     Total expenses                                                      565,744
     Fees paid indirectly                                               (10,054)
        Net expenses                                                     555,690
              Net Investment Income                                    3,017,175

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                               (197,657)
Change in unrealized appreciation or depreciation                      3,274,958

            Net Realized and Unrealized Gain
            (Loss) on Investments                                      3,077,301

            Increase (Decrease) in Net Assets
            Resulting From Operations                                 $6,094,476

Calvert Income Fund
Statements of Changes in Net Assets


                                                       Year Ended     Year Ended
                                                    September 30,  September 30,
                                                             1995           1994
Increase (Decrease) in Net Assets
Operations
  Net investment income                                $3,017,175     $3,440,686
  Net realized gain (loss) on investments               (197,657)        316,898
  Change in unrealized appreciation
    or depreciation of investments                      3,274,958    (7,484,504)

    Increase (Decrease) in Net
  Assets Resulting From Operations                      6,094,476    (3,726,920)

Distributions to shareholders from
  Net investment income:
      Class A Shares                                  (2,966,046)    (3,435,836)
      Class C Shares                                     (38,710)        (7,639)
  Net realized gain on investments                             _      (889,015)
  Total distributions                                 (3,004,756)    (4,332,490)

Capital share transactions
     Class A Shares                                   (6,344,891)        845,359
     Class C Shares                                       308,671        428,684
  Total capital share transactions                    (6,036,220)      1,274,043

Total Increase (Decrease) in
  Net Assets                                          (2,946,500)    (6,785,367)

Net Assets
  Beginning of year                                    46,349,092     53,134,459
  End of year (including undistributed net investment
  income (loss) of $12,419 and ($5,970)
  for 1995 and 1994, respectively).                   $43,402,592    $46,349,092

Notes to Financial Statements

Note A_Significant Accounting Policies
General: The Calvert Income Fund (the "Series"), a series of The Calvert Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund accounts separately for the operations of each series. The Series offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) Distribution Plan expenses, (b) class specific expenses, including transfer agency fees, registration fees, reports to shareholders, (c) dividend rates due to (a) and (b) above, (d) exchange privileges and (e) class specific voting rights.

Security Valuation:   Securities for which market quotations are readily
available are valued at the most recent closing price of their primary exchange, or, if closing prices are unavailable, at the bid prices or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Series may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Series on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Series' capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangement: The Series has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Series' cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B_Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated
Trustees of the Series. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Series' average daily net assets.

The Advisor reimburses the Series for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million. Additionally, during the year, other operating expenses were voluntarily reimbursed by the Advisor.

Calvert Distributors, Inc. (the successor of Calvert Securities Corp. effective April, 1995), both affiliates of the Advisor, is the distributor and principal underwriter for the Series. Distribution Plans, adopted by each class of shares, allow the Series to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

The Distributor received $7,656 as its portion of the commissions charged on sales of the Series' shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Series.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus $1,200 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C_Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $56,318,452 and $64,139,653, respectively.

The cost of investments owned at September 30, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $703,207, of which $998,838 related to appreciated securities and $295,631 related to depreciated securities.

Net realized capital loss carryforwards, for federal income tax purposes, of approximately $175,000 at year end may be utilized to offset future capital gains until expiration in 2003.
Note D_Capital Share Transactions
The change in net assets resulting from capital share transactions for 1995 and 1994 is indicated below:

                                                                         Class C
                                                                          Shares
                               Class a       Class a     Class C  From Inception
                                Shares        shares       Shares  March 1, 1994
                            Year Ended    Year Ended   Year Ended        Through
                             Sept. 30,     Sept. 30,    Sept. 30,      Sept. 30,
                                  1995          1994         1995           1994
In dollars:
Shares sold                 $5,198,976    $8,804,378      $565,580      $433,339
Reinvestment of dividends    2,746,478     4,325,449        34,511         7,639
Shares redeemed           (14,290,345)  (12,284,468)     (291,420)      (12,294)
                          $(6,344,891)      $845,359      $308,671      $428,684

In shares:
Shares sold                    322,555       521,794        35,781        26,725
Reinvestment of dividends      172,149       257,019         2,165           474
Shares redeemed              (889,362)     (735,260)
                                                          (18,136)         (766)
                             (394,658)        43,553        19,810        26,433

Financial Highlights


                                    Class A Shares Class A Shares
                                        Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,
                                              1995           1994           1993

Net asset value, beginning of year          $15.68         $18.41         $17.50
Income from investment operations
    Net investment income                     1.11           1.16           1.23
    Net realized and unrealized gain
     (loss) on investments                    1.14         (2.42)            .91
     Total from investment operations         2.25         (1.26)           2.14

Distributions from
    Net investment income                   (1.11)         (1.16)         (1.23)
    Net realized gains                          _          (.31)             _
      Total distributions                   (1.11)         (1.47)         (1.23)

Total increase (decrease) in
    net asset value                           1.14         (2.73)            .91
Net asset value, end of year                $16.82         $15.68         $18.41
Total return<F1>                            14.90%        (6.94%)         12.74%
Ratios to average net assets:
  Net investment income                      6.89%          6.86%          6.93%
  Total expenses <F2>                        1.26%             _             _
  Net expenses                               1.23%          1.07%          1.00%
  Expenses reimbursed and/or waived             _             _             _
Portfolio turnover                            135%            34%            25%
Net assets, end of year (in thousands)     $42,637        $45,936        $53,134
Number of shares outstanding at
   end of year (in thousands)                2,535          2,929          2,886

[FN]
<F1>Total return does not reflect deduction of Class A front-end sales charges.
<F2>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.
[/FN]

Financial Highlights (continued)

                                                                         Class C
                                                                          Shares
                                                                            From
                                                             Class C   Inception
                                                              Shares  Mar.1,1994
                                  Year Ended  Year Ended  Year Ended     Through
                                   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
                                        1992        1991        1995        1994

Net asset value, beginning
of period                             $16.61      $15.58      $15.63      $17.35
Income from investment operations
   Net investment income                1.28        1.31         .81         .57
   Net realized and unrealized
     gain (loss) on investments          .89        1.03        1.09      (1.67)
     Total from investment
      operations                        2.17        2.34        1.90      (1.10)

Distributions from
   Net investment income              (1.28)      (1.31)       (.97)       (.62)
   Net realized gains                     _          _          _          _
      Total distributions             (1.28)      (1.31)       (.97)       (.62)

Total increase (decrease) in
net asset value                          .89        1.03         .93      (1.72)
Net asset value, end
of period                             $17.50      $16.61      $16.56      $15.63
Total return<F1>                      13.66%      15.72%      12.58%     (5.47%)
Ratios to average net assets:
Net investment income                  7.59%       8.22%       4.71%   5.62%<F3>
   Total expenses<F2>                     _          _       3.37%          _
Net expenses                           1.04%       1.08%       3.34%   2.65%<F3>
   Expenses reimbursed
      and/or waived                       _          _        .69%   7.29%<F3>
Portfolio turnover                       18%         27%        135%         34%
Net assets, end of period
   (in thousands)                    $43,494     $36,413        $766        $413
Number of shares outstanding at
end of period (in thousands)           2,486       2,193          46          26



[FN]
<F1>Total return is not annualized and does not reflect deduction of Class A front-end sales charges.

<F2>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.

<F3> Annualized

[/FN]

Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814